                                                                    Exhibit 10.3


                                                                  EXECUTION COPY

                                 AMENDMENT NO. 2

            AMENDMENT NO. 2 dated as of January 28, 1998, between BE AEROSPACE, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Company") each of the lenders that is a signatory hereto (individually, a "Lender" and, collectively, the "Lenders") and THE CHASE MANHATTAN BANK, a New York banking corporation, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Administrative Agent").

            The Company, the Lenders and the Administrative Agent are parties to a Third Amended and Restated Credit Agreement dated as of October 29, 1993, as amended and restated as of May 29, 1997, as further amended as of November 19, 1997 (as heretofore modified and supplemented and in effect on the date hereof, the "Credit Agreement"). The Company has requested that the Credit Agreement be amended and accordingly, the parties hereto hereby agree as follows:

            Section 1. Definitions. Except as otherwise defined in this Amendment No. 2, terms defined in the Credit Agreement (as amended hereby) are used herein as defined therein.

            Section 2. Amendments. Subject to the satisfaction of the condition precedent specified in Section 5 below, but effective as of the date hereof (the "Second Amendment Effective Date"), the Credit Agreement shall be amended as follows:

            2.01. References in the Credit Agreement (including references to the Credit Agreement as amended hereby) to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein" and "hereof") shall be deemed to be references to the Credit Agreement as amended hereby.

            2.02. The definition of "Restricted Payment" in Section 1.01 of the Credit Agreement shall be amended to read in its entirety as follows:

            "'Restricted Payment' shall mean, with respect to any Person, (a) dividends (in cash, Property or obligations) on, or other payments or distributions on account of, or the setting apart of money for a sinking or other analogous fund for, or the purchase, redemption, retirement or other acquisition of, any shares of any class of stock of such Person or of any warrants (other than of shares of common stock, warrants or options of such Person as payment for the exercise price of options or warrants to purchase common stock of such Person having a fair market value equal to such exercise price), options or other rights to acquire the same (or to make any payments to any other Person, such as "phantom stock" payments, where the amount thereof is calculated with reference to the fair market or equity value of such Person or any of its Subsidiaries), but excluding dividends payable solely in shares of common stock or in options, warrants or other rights to purchase such common stock of such Person or (b) any payment (whether made by such Person or any of its Subsidiaries) on account of the purchase, redemption, prepayment, defeasance or other acquisition or retirement of value of any Indebtedness (such Indebtedness, 'Retired Indebtedness') (i) which is subordinated in right of payment to the prior payment of the Loans or (ii) which is evidenced by the Senior Notes, except any such payment made from the proceeds of (x) the issuance of any equity securities or (y) any additional unsecured Indebtedness that does not rank senior in right of payment to, and does not mature or have any mandatory prepayment, which does not include required prepayments as a result of a change of control or asset sale, prior to the maturity of, such Retired Indebtedness.".

            Section 2.03. Section 6.02(b) of the Credit Agreement shall be amended to read in its entirety as follows:

            "The Administrative Agent shall have received a certificate of a senior financial officer of the Company setting forth in reasonable detail the computations necessary to demonstrate that both immediately prior to the making of such Loan or other extension of credit and immediately after giving effect thereto, the Company is or will be in compliance with (i) Section 1010 of the Senior Subordinated Indenture,
      (ii) any provisions in any other indenture to which the Company is a party that restrict the incurrence or existence of Indebtedness or Liens and
      (iii) the Borrowing Base as at the end of the quarterly fiscal period of the Company ending on or most recently ended prior to the date of such extension of credit."

            Section 2.04. References in the Credit Agreement to the Senior Subordinated Notes and to the Senior Subordinated Indenture shall be deemed to include references to the Senior Subordinated Notes due 2008 issued by the Company during the first quarter of 1998 and to the indenture pursuant to which such Senior Subordinated Notes due 2008 are issued, respectively.

            Section 2.05. The proviso at the end of Section 8.07 of the Credit Agreement shall be amended to read in its entirety as follows:

      "provided that the Company may incur additional unsecured Indebtedness that has no regularly scheduled maturity or mandatory prepayments, which does not include required prepayments as a result of a change of control or asset sale, on or before the Series A Commitment Termination Date.

            Section 3. Waiver. The Banks hereby waive any restriction in Section
8.18 of the Credit Agreement or otherwise to the redemption or repurchase by means of a tender offer and consent solicitation of the Senior Notes with the proceeds of the Senior Subordinated Notes due 2008 proposed to be issued by the Company during the first quarter of 1998 and the amendments to the Senior Indenture contemplated thereby.

            Section 4. Representations and Warranties. The Company represents and warrants to the Lenders that the representations and warranties set forth in
Section 7 of the Credit Agreement (as amended hereby) are true and complete on the date hereof as if made on and as of the date hereof (or, if such representation or warranty is expressly stated to be made as of a specific date, as of such specific date) and as if each reference in said Section 7 to "this Agreement" included reference to this Amendment No. 2.

            Section 5. Condition Precedent. As provided in Section 2 above, the amendments to the Credit Agreement set forth in said Section 2 and the waiver set forth in Section 3 above shall become effective, as of the date hereof, upon the due execution and delivery of this Amendment No. 2 by the Company, the Guarantor referred to below, the Administrative Agent and the Majority Lenders.

            Section 6. Miscellaneous. Except as herein provided, the Credit Agreement shall remain unchanged and in full force and effect. This Amendment No. 2 may be executed in any number of counterparts, all of which taken together shall constitute one and the same amendatory instrument and any of the parties hereto may execute this Amendment No. 2 by signing any such counterpart. This Amendment No. 2 shall be governed by, and construed in accordance with, the law of the State of New York.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                      BE AEROSPACE, INC.


                                      By /s/ Thomas P. McCaffrey
                                         ------------------------------
                                         Title:

         /s/ Karen Patturelli

         KAREN PATTURELLI, Notary Public
         My Commission Expires May 22, 2003


                                   LENDERS


THE CHASE MANHATTAN BANK              NATIONSBANK, N.A. (SOUTH)


By                                    By
  ---------------------------           -------------------------------
  Title:                                Title:


LASALLE BUSINESS CREDIT, INC.         LTCB TRUST COMPANY


By                                    By
  ---------------------------           -------------------------------
  Title:                                 Title:


CREDITANSTALT-BANKVEREIN              FUJI BANK & TRUST COMPANY


By                                    By
  ---------------------------           -------------------------------
  Title:                                 Title:


By
  ---------------------------
   Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                      BE AEROSPACE, INC.


                                      By
                                         ------------------------------
                                         Title:


                                   LENDERS


THE CHASE MANHATTAN BANK              NATIONSBANK, N.A. (SOUTH)


By /s/ [Illegible]                    By
  ---------------------------           -------------------------------
  Title:                                Title:


LASALLE BUSINESS CREDIT, INC.         LTCB TRUST COMPANY


By                                    By
  ---------------------------           -------------------------------
  Title:                                 Title:


CREDITANSTALT-BANKVEREIN              FUJI BANK & TRUST COMPANY


By                                    By
  ---------------------------           -------------------------------
  Title:                                 Title:


By
  ---------------------------
   Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                      BE AEROSPACE, INC.



                                      By
                                         ------------------------------
                                         Title:


                                   LENDERS


THE CHASE MANHATTAN BANK              NATIONSBANK, N.A. (SOUTH)


By                                    By /s/ [Illegible]
  ---------------------------           -------------------------------
  Title:                                Title: Vice President


LASALLE BUSINESS CREDIT, INC.         LTCB TRUST COMPANY


By                                    By
  ---------------------------           -------------------------------
  Title:                                 Title:


CREDITANSTALT-BANKVEREIN              FUJI BANK & TRUST COMPANY


By                                    By
  ---------------------------           -------------------------------
  Title:                                 Title:


By
  ---------------------------
   Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                      BE AEROSPACE, INC.


                                      By
                                         ------------------------------
                                         Title:


                                   LENDERS


THE CHASE MANHATTAN BANK              NATIONSBANK, N.A. (SOUTH)


By                                    By
  ---------------------------           -------------------------------
  Title:                                Title:


LASALLE BUSINESS CREDIT, INC.         LTCB TRUST COMPANY


By                                    By  /s/ [Illegible]
  ---------------------------           -------------------------------
  Title:                                 Title: SVP


CREDITANSTALT-BANKVEREIN              FUJI BANK & TRUST COMPANY


By                                    By
  ---------------------------           -------------------------------
  Title:                                 Title:


By
  ---------------------------
   Title:

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed and delivered as of the day and year first above written.

                                      BE AEROSPACE, INC.


                                      By
                                         ------------------------------
                                         Title:


                                   LENDERS


THE CHASE MANHATTAN BANK              NATIONSBANK, N.A. (SOUTH)


By                                    By
  ---------------------------           -------------------------------
  Title:                                Title:


LASALLE BUSINESS CREDIT, INC.         LTCB TRUST COMPANY


By                                    By
  ---------------------------           -------------------------------
  Title:                                 Title:


CREDITANSTALT-BANKVEREIN              FUJI BANK & TRUST COMPANY


By                                    By /s/ [Illegible]
  ---------------------------           -------------------------------
  Title:                                 Title: Vice President and Manager


By
  ---------------------------
   Title:

      CREDIT LYONNAIS,                      THE SUMITOMO BANK, LIMITED
       NEW YORK BRANCH


      By /s/ Robert Ivosevich               By
        ------------------------              ----------------------------
        Title: Robert Ivosevich               Title:
               Senior Vice President


                                            By
                                              ----------------------------
                                              Title:

      THE CHASE MANHATTAN BANK,
       as Administrative Agent


      By
        ------------------------
        Title:


                                    GUARANTOR


                                            Consent to the foregoing:

                                            IN-FLIGHT ENTERTAINMENT, LLC


                                            By
                                              -----------------------------
                                              Title:

      CREDIT LYONNAIS,                      THE SUMITOMO BANK, LIMITED
       NEW YORK BRANCH


      By                                    By /s/ William N. Paty
        ------------------------              ----------------------------
        Title:                                Title: WILLIAM N. PATY
                                                     VICE PRESIDENT AND MANAGER


                                            By /s/ Brian M. Smith
                                              ----------------------------
                                              Title: BRIAN M. SMITH
                                                     SENIOR VICE PRESIDENT &
                                                     REGIONAL MANAGER (EAST)
      THE CHASE MANHATTAN BANK,
       as Administrative Agent


      By
        ------------------------
        Title:


                                    GUARANTOR


                                            Consent to the foregoing:

                                            IN-FLIGHT ENTERTAINMENT, LLC


                                            By
                                              -----------------------------
                                              Title:

      CREDIT LYONNAIS,                      THE SUMITOMO BANK, LIMITED
       NEW YORK BRANCH


      By                                    By
        ------------------------              ----------------------------
        Title:                                Title:


                                            By
                                              ----------------------------
                                              Title:

      THE CHASE MANHATTAN BANK,
       as Administrative Agent


      By /s/ [Illegible]
        ------------------------
        Title:


                                    GUARANTOR


                                            Consent to the foregoing:

                                            IN-FLIGHT ENTERTAINMENT, LLC


                                            By
                                              -----------------------------
                                              Title:

      CREDIT LYONNAIS,                      THE SUMITOMO BANK, LIMITED
       NEW YORK BRANCH


      By                                    By
        ------------------------              ----------------------------
        Title:                                Title:


                                            By
                                              ----------------------------
                                              Title:

      THE CHASE MANHATTAN BANK,
       as Administrative Agent


      By
        ------------------------
        Title:


                                    GUARANTOR


                                            Consent to the foregoing:

                                            IN-FLIGHT ENTERTAINMENT, LLC


                                            By /s/ Thomas P. McCaffrey
                                              -----------------------------
                                              Title:

         /s/ Karen Patturelli

         KAREN PATTURELLI, Notary Public
         My Commission Expires May 22, 2003